                                                                    Exhibit 10.2

                        FIRST AMENDMENT dated as of September 26, 2001 (this
                  "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of February 3, 1998, as amended and restated as of September 14, 2000 (the "Credit Agreement"), among TRITON PCS, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), TRITON PCS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("Holdings"), the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as administrative agent (the "Administrative Agent") for the Lenders.

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

            WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby. For the purposes of this Amendment, the term "Consenting Tranche D Lender" means each Tranche D Lender that approves this Amendment, and the term "Nonconsenting Tranche D Lender" means each Tranche D Lender that does not approve this Amendment.

            2. Amendments to the Credit Agreement. (a) Notwithstanding anything to the contrary contained in the definition of "Tranche D Availability Period" or elsewhere in the Credit Agreement, the Tranche D Availability Period in respect of the Tranche D Commitment of each Consenting Tranche D Lender shall be the period from and including the Second Amendment and Restatement Date to but excluding the earlier of December 31, 2002, and the date of termination of the Tranche D Commitments (other than the expiration of Tranche D Commitments of Nonconsenting Tranche D Lenders on December 31, 2001).

            (b) Notwithstanding anything to the contrary contained in the Credit Agreement, including Section 2.02 thereof, prior to December 31, 2001, the Borrower may, at its option, effect Borrowings of Tranche D Term Loans on any Borrowing date either (i) from all Tranche D Lenders, pro rata in accordance with their Tranche D Commitments, or (ii) solely from Nonconsenting Tranche D Lenders, pro rata in accordance with the Tranche D Commitments of such Nonconsenting Tranche D Lenders. Each Borrowing Request in respect of a Borrowing of Tranche D Term Loans prior to December 31, 2001, shall specify whether such Borrowing is being made from all Tranche D Lenders or solely from Nonconsenting Tranche D Lenders. Notwithstanding the foregoing, all Tranche D Commitments of Consenting Tranche D Lenders must be drawn by December 31, 2002.

            3. No Other Amendments; Confirmation. Except as expressly amended, waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

            4. Representations and Warranties. Each of Borrower and Holdings hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof:

            (a) No Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by each of Borrower and Holdings of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of Borrower and Holdings, enforceable against each in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

            (c) All representations and warranties of the Borrower and Holdings contained in the Credit Agreement (except with respect to representations and warranties expressly made only as of an earlier date) are true and correct in all material respects as of the date hereof.

            5. Effectiveness. This Amendment shall become effective only upon the satisfaction in full of the following conditions precedent:

            (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings, the Required Lenders and Tranche D Lenders having more than 50% of the sum of outstanding Tranche D Term Loans and unused Tranche D Commitments;

            (b) The Administrative Agent shall have received such certificates from the Borrower and Holdings as it may reasonably request in form reasonably satisfactory to its counsel; and

            (c) The Borrower shall have paid all reasonable out-of-pocket expenses of the Administrative Agent subject to reimbursement or payment pursuant to Section 9.03 of the Credit Agreement or Section 6 hereof, in each case to the extent invoiced prior to the date of effectiveness hereof.

            6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

            7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                            TRITON PCS, INC.,

                                            by /s/ Daniel E. Hopkins
                                               ---------------------------------
                                               Name:  Daniel E. Hopkins
                                               Title: SVP of Finance & Treasurer


                                            TRITON PCS HOLDINGS, INC.,

                                            by /s/ Daniel E. Hopkins
                                               ---------------------------------
                                               Name:  Daniel E. Hopkins
                                               Title: SVP of Finance & Treasurer


                                            THE CHASE MANHATTAN BANK,
                                            individually and as Administrative
                                            Agent,

                                            by /s/ Tracey Navin Ewing
                                               ---------------------------------
                                               Name:  Tracey Navin Ewing
                                               Title: Vice President


                                            ABN AMRO Bank N.V.

                                            by /s/ David C. Carrington
                                               ---------------------------------
                                               Name:  David C. Carrington
                                               Title: Group Vice President

                                            by /s/ Shilpa Parandekar
                                               ---------------------------------
                                               Name:  Shilpa Parandekar
                                               Title: Assistant Vice President

                                            CITIBANK, N.A.

                                            by /s/ John P. Judge               ,
                                               --------------------------------
                                               as a Lender
                                               Name:  John P. Judge
                                               Title: Vice President

                                            by /s/ John P. Judge               ,
                                               --------------------------------
                                               as a Tranche D Lender
                                               Name:  John P. Judge
                                               Title: Vice President


                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            by /s/ Patrick McCarthy            ,
                                               --------------------------------
                                               as a Lender
                                               Name:  Patrick McCarthy
                                               Title: Vice President

                                            by /s/ Patrick McCarthy            ,
                                               --------------------------------
                                               as a Tranche D Lender
                                               Name:  Patrick McCarthy
                                               Title: Vice President


                                            HYPOVEREINSBANK

                                            by /s/ D. Kloss                    ,
                                               --------------------------------
                                               as a Tranche D Lender
                                               Name:  D. Kloss
                                               Title: VP

                                            by /s/ G. Merz                     ,
                                               --------------------------------
                                               as a Tranche D Lender
                                               Name:  G. Merz
                                               Title: Head of Tele-com,
                                                      Global Project Finance

                                           MORGAN STANLEY SENIOR FUNDING, INC.

                                           by /s/ Stephen Hannan               ,
                                              ---------------------------------
                                              as a Tranche D Lender
                                              Name:  Stephen Hannan
                                              Title: Vice President


                                           NATIONAL CITY BANK

                                           by /s/ Michael Bienville Grimes     ,
                                              ---------------------------------
                                              as a Lender
                                              Name:  Michael Bienville Grimes
                                              Title: Senior Vice President

                                           by /s/ Michael Bienville Grimes     ,
                                              ---------------------------------
                                              as a Tranche D Lender
                                              Name:  Michael Bienville Grimes
                                              Title: Senior Vice President


                                           SUNTRUST BANK

                                           by /s/ J. Eric Millham              ,
                                              ---------------------------------
                                              as a Lender
                                              Name:  J. Eric Millham
                                              Title: Director

                                           by /s/ J. Eric Millham              ,
                                              ---------------------------------
                                              as a Tranche D Lender
                                              Name:  J. Eric Millham
                                              Title: Director


                                           THE BANK OF NEW YORK

                                           by /s/ Geoffrey C. Brooks           ,
                                              ---------------------------------
                                              as a Lender
                                              Name:  Geoffrey C. Brooks
                                              Title: Senior Vice President
                                           by /s/ Geoffrey C. Brooks           ,
                                              ---------------------------------
                                              as a Tranche D Lender
                                              Name:  Geoffrey C. Brooks
                                              Title: Senior Vice President


                                           TORONTO DOMINION (TEXAS), INC.

                                           by /s/ Debbie A. Greene             ,
                                              ---------------------------------
                                              as a Lender
                                              Name:  Debbie A. Greene
                                              Title: Vice President

                                           by /s/ Debbie A. Greene             ,
                                              ---------------------------------
                                              as a Tranche D Lender
                                              Name:  Debbie A. Greene
                                              Title: Vice President